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                                      MSAC 2005-WMC5                      Data
Collateral Characteristics     Pool Balance                   $         635,338,650.84
                               # of Loans                     #                   3614
                               Avg Prin Balance               $             175,799.29
                               WAC                            %                  7.481
                               WA Net Rate                    %                  6.961
                               WAM                            #                351.991
                               Seasoning                      #                  2.939
                               Second Liens                   %                  2.661
                               WA CLTV                        %                  80.43
                               WA FICO                        #                    630
                               Prepay Penalties               %                 84.803
Arm Characteristics            WAC (Arms only)                %                  7.386
                               WAM (Arms only)                #                357.037
                               WA Margin                      %                  6.371
                               WA Initial Cap                 %                  2.559
                               WA Periodic Cap                %                   1.17
                               WA Cap                         %                  6.509
                               WA Months to Roll              #                     23
Loan Type                      Fixed                          %                  10.98
                               Balloons                       %                  2.337
                               2/28 Arms                      %                 77.389
                               3/27 Arms                      %                 10.872
                               Other Hybrid Arms              %                  0.759
Index                          1-Month LIBOR                  %                      0
                               6-Month LIBOR                  %                  89.02
                               Other Index                    %                  10.98
Loan Purpose                   Purchase                       %                 42.946
                               Cash-Out Refi                  %                 54.016
                               Rate-Term Refi                 %                  3.038
                               Debt Consolidation             %                      0
Occupancy Status               Owner                          %                 95.371
                               Second Home                    %                   0.73
                               Investor                       %                  3.898
Property Type                  Single Family                  %                 76.323
                               2-4 Family                     %                  5.347
                               PUD                            %                 12.037
                               MH                             %                  0.223
                               Condo                          %                   6.07
Doc Type                       Full Doc                       %                 48.716
                               Stated Doc                     %                  49.37
                               Limited Doc                    %                  1.441
                               No Doc                         %                  0.472
MI Data                        MI Flag                       Y/N                 0.088
                               % of Pool Covered              %                  0.088
                               Effective LTV                  %                 80.408
FICO Distribution              FICO <460                      %                   0.00
                               FICO 460-479                   %                   0.00
                               FICO 480-499                   %                   0.00
                               FICO 500-519                   %                  4.745
                               FICO 520-539                   %                  5.676
                               FICO 540-559                   %                  6.716
                               FICO 560-579                   %                  6.584
                               FICO 580-599                   %                  8.167
                               FICO 600-619                   %                  9.506
                               FICO 620-639                   %                 12.119
                               FICO 640-659                   %                 11.606
                               FICO 660-679                   %                 11.788
                               FICO 680-699                   %                  9.259
                               FICO 700-719                   %                  5.567
                               FICO 720-739                   %                  3.611
                               FICO 740-759                   %                  2.496
                               FICO >760                      %                  2.161

LTV Distribution               LTV <20                        %                   0.05
                               LTV 20.01-30                   %                   0.28
                               LTV 30.01-40                   %                   0.44
                               LTV 40.01-50                   %                   1.73
                               LTV 50.01-60                   %                   2.38
                               LTV 60.01-70                   %                   8.55
                               LTV 70.01-80                   %                  50.69
                               LTV 80.01-90                   %                  25.83
                               LTV 90.01-100                  %                  10.04
                               LTV >100                       %                   0.00
                                                                          Data                 Data
Loan Balance Distribution      $ 0-25,000                   # & %                   54                 0.17
                               $ 25,001-50,000              # & %                  347                 2.20
                               $ 50,001-75,000              # & %                  418                 4.11
                               $ 75,001-100,000             # & %                  392                 5.37
                               $ 100,001-150,000            # & %                  678                13.30
                               $ 150,001-200,000            # & %                  510                14.02
                               $ 200,001-250,000            # & %                  385                13.59
                               $ 250,001-300,000            # & %                  268                11.56
                               $ 300,001-350,000            # & %                  213                10.86
                               $ 350,001-400,000            # & %                  126                 7.42
                               $ 400,001-450,000            # & %                   85                 5.68
                               $ 450,001-500,000            # & %                   69                 5.22
                               $ 500,001-550,000            # & %                   29                 2.39
                               $ 550,001-600,000            # & %                   16                 1.44
                               $ 600,001-650,000            # & %                   10                 1.00
                               $ 650,001-700,000            # & %                    7                 0.76
                               $ 700,001-750,000            # & %                    0                 0.00
                               $ 750,001-800,000            # & %                    5                 0.61
                               $ 800,001-850,000            # & %                    0                 0.00
                               $ 850,001-900,000            # & %                    0                 0.00
                               $ 900,001-950,000            # & %                    0                 0.00
                               $ 950,001-1,000,000          # & %                    2                 0.30
                               > $ 1,000,001                # & %                    0                 0.00

Geographic Distribution        Alabama                        %                   0.72
                               Alaska                         %                   0.09
                               Arizona                        %                   2.74
                               Arkansas                       %                   0.46
                               California                     %                  36.91
                               Colorado                       %                   1.67
                               Connecticut                    %                   0.86
                               Delaware                       %                   0.17
                               District of Columbia           %                   0.14
                               Florida                        %                  16.42
                               Georgia                        %                   1.21
                               Hawaii                         %                   0.42
                               Idaho                          %                   0.33
                               Illinois                       %                   2.83
                               Indiana                        %                   0.60
                               Iowa                           %                   0.32
                               Kansas                         %                   0.36
                               Kentucky                       %                   0.48
                               Louisiana                      %                   0.45
                               Maine                          %                   0.23
                               Maryland                       %                   1.71
                               Massachusetts                  %                   1.89
                               Michigan                       %                   1.78
                               Minnesota                      %                   0.72
                               Mississippi                    %                   0.67
                               Missouri                       %                   0.81
                               Montana                        %                   0.06
                               Nebraska                       %                   0.09
                               Nevada                         %                   3.22
                               New Hampshire                  %                   0.26
                               New Jersey                     %                   3.08
                               New Mexico                     %                   0.11
                               New York                       %                   2.65
                               North Carolina                 %                   1.17
                               Ohio                           %                   1.09
                               Oklahoma                       %                   0.31
                               Oregon                         %                   1.65
                               Pennsylvania                   %                   1.69
                               Rhode Island                   %                   0.55
                               South Carolina                 %                   0.06
                               South Dakota                   %                   0.10
                               Tennessee                      %                   0.86
                               Texas                          %                   1.45
                               Utah                           %                   0.25
                               Vermont                        %                   0.02
                               Virginia                       %                   2.95
                               Washington                     %                   2.77
                               West Virginia                  %                   0.26
                               Wisconsin                      %                   0.27
                               Wyoming                        %                   0.10

Please populate column D (&E) with the corresponding pool characteristics in Column B.
-  For values in currency format, omit $.
-  For values in percentage format, provide data to 3 decimal places and omit %.
-  For WAC Net Rate, subtract servicing fee, trustee fee, and initial MI fee.
-  For MI Flag, Y or N.

            Balance           # of loans       WAC          WA FICO       WA CLTV       Owner Occ %      Cashout Refi%     Full Doc%
600,000.01 - 650,000.00           10          6.645           670         83.50            100.00              20.35         59.55
650,000.01 - 700,000.00            7          7.178           681         80.99            100.00              28.34         28.77
700,000.01 - 750,000.00            0              0             0             0                 0                  0             0
750,000.01 - 800,000.00            5          6.671           666         80.61            100.00              40.25         59.75
800,000.01 - 850,000.00            0              0             0             0                 0                  0             0
$850,001-900,000                   0          0.000             0          0.00              0.00               0.00          0.00
$900,001-950,000                   0          0.000             0          0.00              0.00               0.00          0.00
950,000.01 - 1,000,000.00          2          6.624           693         76.47            100.00             100.00         50.52
>$1,000,000                        0          0.000             0          0.00              0.00               0.00          0.00

Please populate appropriate loan characteristics for each loan bucket.

Loan Count                                                                Loans without MI
                                                                                FICOs
                     <450/NA     451-500       501-550    551-600           601-650        651-700         701-750         >750
          <20           0             0             1              3              1              0               0             0
         20-30          0             0             3              3              4             10               0             2
         30-40          0             0             7              8             12              2               1             1
         40-50          0             1            23             26             22              8               2             0
CLTVs    50-60          0             2            33             25             30              8               6             2
         60-70          0             2           104             91             55             40               9             3
         70-80          0             4           214            209            414            455             170            57
         80-90          0             0           156            292            257            145              37            20
         90-100         0             0             2             92            232            184              89            34
          >100

                                                          Loans with MI
                                                              FICOs
                  <450       451-500       501-550           551-600           601-650        651-700         701-750         >750
          <20
         20-30
         30-40
         40-50
LTVs     50-60
         60-70
         70-80      0           0             0                 0                 0              1               0              0
         80-90
         90-100
          >100